                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                                        16-Apr-01
Determined as of:                                                            10-Apr-01
For the Monthly Period Ending:                                               31-Mar-01
Days in Interest Period (30/360)                                                    30
Days in Interest Period (Actual/360)                                                32

                                                                   Beginning                 Ending                 Change
                                                                   ---------                 ------                 ------
Pool Balance (Principal)                                              3,676,641,261.64       3,615,414,995.02       (61,226,266.62)
Excess Funding Account                                                            0.00                   0.00                 0.00

Invested Amount                                                         500,000,000.00         500,000,000.00                 0.00
Class A Invested Amount                                                 465,000,000.00         465,000,000.00                 0.00
Class B Invested Amount                                                  35,000,000.00          35,000,000.00                 0.00

Principal Funding Account                                                         0.00                   0.00                 0.00

Adjusted Invested Amount                                                500,000,000.00         500,000,000.00                 0.00
Class A Adjusted Invested Amount                                        465,000,000.00         465,000,000.00                 0.00
Class B Adjusted Invested Amount                                         35,000,000.00          35,000,000.00                 0.00
Enhancement Invested Amount                                                       0.00                   0.00                 0.00

Reserve Account                                                                   0.00                   0.00                 0.00

Available Cash Collateral Amount                                         50,000,000.00          50,000,000.00                 0.00
Available Shared Collateral Amount                                       50,000,000.00          50,000,000.00                 0.00
Spread Account                                                            5,000,000.00           5,000,000.00                 0.00

Servicing Base Amount                                                   500,000,000.00         500,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                          13.60%
Principal Allocation Pct                                                         13.60%
Class A Floating Pct                                                             93.00%
Class B Floating Pct                                                              7.00%
Class A Principal Pct                                                            93.00%
Class B Principal Pct                                                             7.00%

                                                                   Series
Allocations                             Trust                      1996-A                    Class A                Class B
-----------                             -------------------------------------------------------------------------------------------
Principal Collections                      409,573,563.25                55,699,418.84          51,800,459.52         3,898,959.32

Finance Charge Collections                  68,279,459.34                 9,285,575.43           8,635,585.13           649,990.30
PFA Investment Proceeds                         N/A                               0.00                   0.00                 0.00
Reserve Account Draw                            N/A                               0.00                   0.00                 0.00
 Less: Servicer Interchange                                                 520,833.33             484,375.00            36,458.33
                                                                          ------------           ------------         ------------
Available Funds                                                           8,764,742.10           8,151,210.13           613,531.97

Monthly Investor Obligations
----------------------------
Monthly Interest                                                          2,396,666.66           2,225,283.33           171,383.33
Monthly Servicing Fee                                                       104,166.67              96,875.00             7,291.67
Defaulted Amounts                           23,293,031.28                 3,167,705.20           2,945,965.84           221,739.36
                                                                          ------------           ------------         ------------
Total Obligations                                                         5,668,538.53           5,268,124.17           400,414.36

Excess Spread                                                             3,317,942.93           2,883,085.96           434,856.97
Required Amount                                                                   0.00                   0.00                 0.00

1 Mo. Libor Rate                                 5.163750%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                 27,777.78
Interest on CCA Draw                                                                                     0.00
                                                                                                    ---------
Monthly Cash Collateral Fee                                                                         27,777.78


BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A


Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                        6.24%
Principal Payment Rate - 3 month average                 10.89%
Calculated Current Month's Spread Account Cap             1.00%
Spread Account Cap Adjustment                             0.00%
Applicable Spread Account Cap Percentage                  1.00%
Beginning Cash Collateral Amount                  50,000,000.00
Required Cash Collateral Amount                   50,000,000.00
Cash Collateral Account draw                               0.00
Cash Collateral Account Surplus                            0.00
Beginning Spread Account Balance                   5,000,000.00
Required Spread Account Amount                     5,000,000.00
Required Spread Account Draw                               0.00
Required Spread Account Deposit                            0.00
Spread Account Surplus                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                         0
Controlled Accumulation Amount                    46,500,000.00
Required PFA Balance                                       0.00
Beginning PFA Balance                                      0.00
Controlled Deposit Amount                                  0.00
Available Investor Principal Collections          58,867,124.04
Principal Shortfall                                        0.00
Shared Principal to Other Series                  58,867,124.04
Shared Principal from Other Series                         0.00
Class A Monthly Principal                                  0.00
Class B Monthly Principal                                  0.00
Monthly Principal                                          0.00
PFA Deposit                                                0.00
PFA Withdrawl                                              0.00
Ending PFA Balance                                         0.00
Principal to Investors                                     0.00
Ending Class A Invested Amount                   465,000,000.00
Ending Class B Invested Amount                    35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                     9.97%
Revolving Investor Interest                      500,000,000.00
Class A Invested Amount                          465,000,000.00
Available Principal                               49,833,386.79
Class A Accumulation Period Length                           10

Reserve Account
---------------
Available Reserve Account Amount                           0.00
Covered Amount                                             0.00
Reserve Draw Amount                                        0.00
Portfolio Yield                                          13.96%
Reserve Account Factor                                   83.33%
Portfolio Adjusted Yield                                  6.62%
Reserve Account Funding Period Length                         3
Reserve Account Funding Date                          15-Mar-02
Weighted Average Coupon                                   5.75%
Required Reserve Account Amount                            0.00
Reserve Account Surplus                                    0.00
Required Reserve Account Deposit                           0.00
Portfolio Yield - 3 month average                        14.47%
Base Rate - 3 month average                               7.76%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)         6.72%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.